STOCK EXCHANGE AGREEMENT

between

HEALTHIER CHOICES MANAGEMENT CORP.

and

MJ HOLDINGS, INC.

dated as of

August 13, 2018

SHARE EXCHANGE AGREEMENT

This Stock Exchange Agreement, dated as of August 13, 2018 (this "*Agreement*") between Healthier Choices Management Corp., a Delaware corporation ("*HCMC*") and MJ Holdings, Inc., a Nevada corporation ("*MJH*").

BACKGROUND

Concurrently, and in connection herewith, HCMC and MJH are entering into an Exclusive Distribution Agreement, dated as of August 13, 2018 (the "*Distribution Agreement*").

HCMC desires to issue 1,500,000,000_ shares (the "*HCMC Shares*") of common stock, par value $ $0.0001 per share, of HCMC, in exchange for 85,714 shares of common stock, par value $0.001 per share, of MJH (the "*MJH Shares*"), on the terms and subject to the conditions set forth herein (the "*Exchange*").

In consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

I.

THE HCMC SHARES AND THE MJH SHARES

The HCMC Shares. The HCMC Shares shall be issued to MJH, and the MJH Shares shall be issued to HCMC, pursuant to Article II hereof.

II.

SHARE EXCHANGE

Stock Exchange. Upon the terms and subject to the conditions of this Agreement, HCMC agrees to issue to MJH, the HCMC Shares, and in exchange therefor at the Share Exchange Closing, MJH shall issue to HCMC the MJH Shares.

Stock Exchange

(a) HCMC will deliver a certificate representing the HCMC Shares and registered in the name of MJH, and MJH will deliver a certificate representing the MJH Shares and registered in the name of HCMC. Subject to the satisfaction of the conditions set forth in Article V, the time and date of such deliveries shall be 10:00 a.m., New York City time, on a date and at a place to be specified by the parties (the "*Share Exchange Closing*"), which date shall be no later than the day after satisfaction or waiver of the latest to occur of the conditions set forth in Article V.

(b) The documents to be delivered at the Stock Exchange Closing by or on behalf of the parties hereto pursuant to this Article II and any additional documents requested by MJH pursuant to Section 7.2, will be delivered at the Stock Exchange Closing at the offices of HCMC at 3800 N 28th Way, #1, Hollywood, FL 33020.

III.

REPRESENTATIONS AND WARRANTIES OF HCMC

HCMC represents and warrants to MJH as of the date hereof that:

Existence and Power. HCMC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. HCMC has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.

III.1. Capitalization. The authorized capital stock of HCMC consists of 750,000,000,000 shares of common stock, par value $0.0001 per share ("*HCMC Common Stock*"), of which, as of the date of this Agreement (the "*HCMC Capitalization Date*"), _29,348,867,000 shares were issued and outstanding, and 1,000,000 shares of preferred stock, par value $0.001 per share, of which, as of the HCMC Capitalization Date, no shares were issued and outstanding. As of the HCMC Capitalization Date, there were outstanding (i) Series A Warrants to purchase shares of HCMC Common Stock ("*Series A Warrants*") (ii) warrants (other than Series A Warrants) to purchase an aggregate of 465,077,112,000 shares of HCMC Common Stock ("*HCMC Warrants*"), (iii) stock options to purchase an aggregate of _86,978,614,194 shares of HCMC Common Stock ("*HCMC Options*") and (iv) a unit purchase option to acquire 40,846,726,426 shares of common stock ("*HCMC UPO*"). As of the HCMC Capitalization Date, there were 591,902,452,620 shares of HCMC Common Stock reserved for issuance pursuant to HCMC Warrants, Series A Warrants, HCMC Options and HCMC UPO. All of the issued and outstanding shares of HSMC Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.

III.2. Authorization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of HCMC, and this Agreement is a valid and binding obligation of HCMC, enforceable against it in accordance with their terms.

III.3. Board Approvals. The transactions contemplated by this Agreement, including without limitation the issuance of the HCMC Shares and the compliance with the terms of this Agreement, have been unanimously adopted, approved and declared advisable unanimously by the Board of Directors of HCMC.

III.4. Valid Issuance. The HCMC Shares have been duly authorized by all necessary corporate action. When issued and sold against receipt of the consideration therefor, the HCMC Shares will be validly issued, fully paid and non-assessable, will not subject the holders thereof to personal liability and will not be issued in violation of preemptive

rights. The voting rights provided for in the terms of the HCMC Shares are validly authorized and shall not be subject to restriction or limitation in any respect.

III.5. <u>Non-Contravention</u>. The execution, delivery and performance of this Agreement, and the consummation by HCMC of the transactions contemplated hereby, will not conflict with, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, any provision of the Certificate of Incorporation (as amended) or Bylaws of HCMC or the certificate of incorporation, charter, bylaws or other governing instrument of any subsidiary of HCMC.

III.6. <u>Purchase for Own Account</u>. HCMC is acquiring the MJH Shares for its own account and not with a view to the distribution thereof in violation of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "*SEC*") promulgated thereunder (the "*Securities Act*").

III.7. <u>Private Placement</u>. HCMC understands that (i) the MJH Shares have not been registered under the Securities Act or any state securities laws, by reason of their issuance by MJH in a transaction exempt from the registration requirements thereof and (ii) the MJH Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder. HCMC represents that it is an institutional "accredited investor" (as defined in Rule 501(a) of Regulation D under the Securities Act).

III.8. <u>Legend</u>. Each certificate representing an Exchange Share will bear a legend to the following effect unless MJH determines otherwise in compliance with applicable law:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS SHARE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE RE-OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

IV.

REPRESENTATIONS AND WARRANTIES OF MJH

MJH represents and warrants to the HCMC as of the date hereof that:

IV.1. Existence and Power. MJH is duly organized and validly existing under the laws of the State of Nevada and has all requisite power and authority to enter into and perform its obligations under this Agreement.

IV.2. Capitalization. The authorized capital stock of MJH consists of 95,000,000 shares of common stock, par value $0.001 per share ("*MJH Common Stock*"), of the date of this Agreement (the "*MJH Capitalization Date*") 66,495,225 shares were issued and outstanding, and 5,000,000 shares of preferred stock, par value $0.001 per share, of which, as of the MJH Capitalization Date, 2,500h preferred shares were issued and outstanding. As of the MJH Capitalization Date, there were outstanding (i) warrants to purchase an aggregate of 166,665_ shares of MJH Common Stock ("*MJH Warrants*"), (ii) stock options to purchase an aggregate of 0 shares of MJH Common Stock ("*MJH Options*") and (iii) stock awards in respect of 0 shares of MJH Common Stock ("*MJH Stock Awards*"). As of the MJH Capitalization Date, there were 0shares of MJH Common Stock reserved for issuance pursuant to MJH Warrants, MJH Options and MJH Stock Awards. All of the issued and outstanding shares of MJH Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.

IV.3. Authorization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of MJH, and this Agreement is a valid and binding obligation of MJH, enforceable against it in accordance with its terms.

IV.4. Valid Issuance. The MJH Shares have been duly authorized by all necessary corporate action. When issued and sold against receipt of the consideration therefor, the MJH Shares will be validly issued, fully paid and non assessable, will not subject the holders thereof to personal liability and will not be issued in violation of preemptive rights.

IV.5. Non-Contravention. The execution, delivery and performance of this Agreement will not conflict with, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, any provision of the organizational or governing documents of MJH.

IV.6. Purchase for Own Account. MJH is acquiring the HCMC Shares for its own account and not with a view to the distribution thereof in violation of the Securities Act.

IV.7. Private Placement. MJH understands that (i) the HCMC Shares have not been registered under the Securities Act or any state securities laws, by reason of their issuance by HCMC in a transaction exempt from the registration requirements thereof and (ii) the HCMC Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder. MJH

represents that it is an institutional "accredited investor" (as defined in Rule 501(a) of Regulation D under the Securities Act).

IV.8. Legend. Each certificate representing a Share will bear a legend to the following effect unless HCMC determines otherwise in compliance with applicable law:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS SHARE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE RE-OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

V.

CONDITIONS TO SHARE EXCHANGE CLOSING

V.1. Conditions to Each Party's Obligation To Effect the Exchange. The respective obligations of the parties hereunder to effect the Exchange shall be subject to the condition that no order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the Exchange shall be in effect.

VI.

TERMINATION

VI.1. Injunction; Illegality. This Agreement may be terminated at any time prior to the Share Exchange Closing by MJH if (a) an order, injunction or decree shall have been issued by any court or agency of competent jurisdiction and shall be non-appealable, or other law shall have been issued preventing or making illegal the completion of the Exchange or the other transactions contemplated by this or (b) the Distribution Agreement terminates pursuant to its terms.

VII.

MISCELLANEOUS

Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or by facsimile or seven days after having been sent by certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice to the other party:

If to HCMC:	3800 N 28th Way, #1 Hollywood, FL 33020 Facsimile: Attention: Jeffrey Holman
with a copy to:	Cozen O'Connor Southeast Financial Center 200 South Biscayne Blvd., Suite 3000 Miami FL 33131 Facsimile: (786) 220-0209 Attention: Martin Schrier, Esq.
If to MJH:	3275 South Jones Blvd., Suite 104 Las Vegas, NV 89146 Facsimile: ________ Attention: Paris Balaouras
with a copy to:	22 Greencroft Ave Suite 1Staten Island, NY 10308 Facsimile: (917) 210-3280 Attention: Terrence M. Tierney

VII.1. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

VII.2. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is duly executed and delivered by HCMC and MJH. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

VII.3. Fees and Expenses. Each party hereto shall pay all of its own fees and expenses (including attorneys' fees) incurred in connection with this Agreement and the transactions contemplated hereby.

VII.4. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

VII.5. Governing Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and wholly performed within such state, without regard to any applicable conflicts of law principles. The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Delaware. Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

VII.6. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

VII.7. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties and/or their affiliates with respect to the subject matter of this Agreement.

VII.8. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

VII.9. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

VII.10. Counterparts: Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.

VII.11. Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to seek

specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

HEALTHIER CHOICES MANAGEMENT CORP.

By: ______________________________
Jeffrey E. Holman
Chief Executive Officer

MJ HOLDINGS, INC.

By: ______________________________
Paris Balaouras
Chief Executive Officer